UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549


                                SCHEDULE 14A

     Proxy Statement Pursuant to Section 14(a) of the
Securities
                        Exchange Act of 1934

Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [   ]


Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as
permitted
       by Rule 14a-6(e) (2)
[   ]  Definitive Proxy Statement
[ X ]  Definitive Additional Materials
[   ]  Soliciting Material under Rule 14a-12


                     HARRIS & HARRIS GROUP, INC.
___________________________________________________________
        (Name of Registrant as Specified in its Charter)

___________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required

[   ]  Fee computed on table below per Exchange Act Rules
        14-a-6(i) (1) and 0-11.

    1) Title of each class of securities to which transaction applies:


___________________________________________________________

    2) Aggregate number of securities to which transaction applies:


___________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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     4) Proposed maximum aggregate value of transaction:


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     5) Total fee paid:


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[   ]  Check box if any part of the fee is offset as provided
       by Exchange Act Rule 0-11 (a) (2) and identify the
       filing for which the offsetting fee was paid
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       previous filing by registration statement number, or
       the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:


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   3) Filing Party:


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   4) Date Filed:


___________________________________________________________








                                        April 25, 2005


Dear Shareholder:

     The May 5, 2005 Annual Meeting of Shareholders of Harris
& Harris Group, Inc. is just a few days away. According to our latest records, we have not received your vote. Your
Board of Directors has unanimously recommended that shareholders vote FOR all of the proposals under consideration.

     Please help your company avoid the expense of further solicitation by signing, dating and returning the enclosed voting form TODAY.

     Thank you for your support.

                                       Sincerely,

				       /s/ Charles E. Harris

	 			       Charles E. Harris
				       Chairman & CEO